Redeemable Convertible Preferred Shares	12 Months Ended
Dec. 31, 2011
Redeemable Convertible Preferred Shares
Redeemable Convertible Preferred Shares

11.  Redeemable Convertible Preferred Shares

On April 16, 2007, certain investors agreed to purchase 9,566,667 Series A Preferred Shares issued by the BVI Company at a price of US$1.045 per share for total proceeds of US$10,000.

The Company determined that the Series A Preferred Shares should not be classified as liabilities but rather as temporary equity since the Series A Preferred Shares are only contingently redeemable at the option of the holders any time after the fifth anniversary of the issuance date. If the Company completes an IPO prior to May 14, 2012, the Series A Preferred Shares would be automatically converted on a one to one basis, as adjusted for share splits, share dividends, recapitalization and similar transactions.

Additionally, it had been determined that conversion and redemption features embedded in the redeemable convertible preferred shares did not require bifurcation and derivative accounting since the embedded features did not permit or require net settlement and therefore did not meet the definition of a derivative. Since the conversion price of the redeemable convertible preferred shares exceeded the fair value of the Company’s ordinary shares on the date of issuance of the Series A Preferred Shares, no portion of the proceeds from the issuance was accounted for as attributable to the conversion feature.

According to the terms of the Series A Preferred Shares agreement, the holders of the Series A Preferred Shares are entitled to receive cumulative dividends in preference to any dividends on the ordinary shares at a rate equal to, the greater of (i) 10% of the purchase price per annum (as adjusted for any shares splits, share dividends, recapitalizations or similar transactions), and (ii) the dividends that would be paid to ordinary shares into which the Series A Preferred Shares could be converted, provided that the dividends shall be payable only when, and as declared by the Board of Directors. All accrued but unpaid dividends shall be paid in cash when and as such cash becomes legally available to the holders of Series A Preferred Shares immediately prior to the closing of a Qualified IPO, which is defined as an underwritten public offering and listing of the ordinary shares of the Company where the price per share equals or exceeds four times the Series A Preferred Shares original issue price with an aggregate gross proceeds to the Company equal to or exceeding US$50,000. On April 19, 2011, holders of the Series A Preferred Shares agreed to delay the exercise of their rights to receive cash dividends prior to the closing of a Qualified IPO to 30 days after the closing of a Qualified IPO.

Upon the closing of the Company’s IPO on May 16, 2011, all of the Series A Preferred Shares were converted into ordinary shares on a one to one basis and cumulative dividends amounting to RMB 25,944 were distributed to the holders of the Series A Preferred Shares in June 2011.

The following table sets forth the changes of redeemable convertible preferred shares for the years ended December 31, 2009, 2010 and 2011:

	As of December 31,
	2009	2010	2011
	RMB	RMB	RMB

Beginning balance	79,795	87,694	93,559
Add: Accretion of redemption feature	7,976	8,690	3,222
Less: Translation gain related to the preferred shares	(77)	(2,825)	(1,635)
Conversion of convertible redeemable preferred shares into ordinary shares	—	—	(95,146)
Ending balance	87,694	93,559	—